                                   EXHIBIT (p)

                               POWER OF ATTORNEY

         The undersigned does hereby appoint Joseph R. Ficalora, John J. McCabe and Mark F. Trautman, and each of them severally, his true and lawful attorneys to execute in his name, place and stead (whether on behalf of M.S.B. Fund, Inc. (the "Fund") or as an officer or director thereof) Post-Effective Amendment No. 42 and any and all further amendments to Registration Statement No. 2-22542 on Form N-1A in connection with the registration of shares of the Fund and to file the same, with any exhibits thereto, with the Securities and Exchange Commission; each of said attorneys shall have the power to act hereunder with or without the others.

                                       Signature                                                   Date
                                       ---------                                                   ----

     /S/ MALCOLM J. DELANEY                                                                 February   18   , 2000
     ---------------------------------------------------------------------------                     -------
                                 (Malcolm J. Delaney)

     /S/ TIMOTHY A. DEMPSEY                                                                 February   18   , 2000
     ---------------------------------------------------------------------------                     -------
                                 (Timothy A. Dempsey)

     /S/ HARRY P. DOHERTY                                                                   February   18   , 2000
     ---------------------------------------------------------------------------                     -------
                                  (Harry P. Doherty)

     /S/ JOSEPH R. FICALORA                                                                 February   18   , 2000
     ---------------------------------------------------------------------------                     -------
                                 (Joseph R. Ficalora)

     /S/ DAVID FREER, JR.                                                                   February   18   , 2000
     ---------------------------------------------------------------------------                     -------
                                  (David Freer, Jr.)

     /S/ MICHAEL J. GAGLIARDI                                                               February   22   , 2000
     ---------------------------------------------------------------------------                     -------
                                (Michael J. Gagliardi)

     /S/ DAVID F. HOLLAND                                                                   February   18   , 2000
     ---------------------------------------------------------------------------                     -------
                                  (David F. Holland)

     /S/ WILLIAM A. McKENNA, JR.                                                            February   18   , 2000
     ---------------------------------------------------------------------------                     -------
                               (William A. McKenna, Jr.)

     /S/ NORMAN W. SINCLAIR                                                                 February   19   , 2000
     ---------------------------------------------------------------------------                     -------
                                 (Norman W. Sinclair)

     /S/ IAN D. SMITH                                                                       February   22   , 2000
     ---------------------------------------------------------------------------                     -------
                                    (Ian D. Smith)

     /S/ STEVEN D. PIERCE                                                                   February    23   , 2000
     ---------------------------------------------------------------------------                     --------
                                  (Steven D. Pierce)

                                M.S.B FUND, INC.
                            Secretary's Certificate

     The undersigned Edward E. Sammons, Jr., Secretary of M.S.B. Fund, Inc., a New York corporation (the "Fund") hereby certifies that:

     Attached hereto is a true and correct copy of a resolution duly adopted by the Board of Directors of the Fund at the January 20, 2000 meeting of the Board of Directors which was duly called and held, and at which a quorum was present and acting throughout, which resolution has not been modified, amended or rescinded and is in full force and effect on the date hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and delivered this certificate this 27th day of February, 2000.


                                               /s/ EDWARD E. SAMMONS, JR.
                                               ---------------------------------
                                               Edward E. Sammons, Jr.
                                               Secretary

                                   RESOLUTION

             Adopted by the Board of Directors of M.S.B. Fund, Inc.
                              on January 20, 2000

        RESOLVED, that each officer and director of the Fund who may be required to execute one or more Post-Effective Amendments to the Fund's Registration Statement on Form N-1A under the Investment Company Act of 1940 and the Securities Act of 1933 (whether on behalf of the Fund or in his capacity as an officer or director of the Fund), be and each of them hereby is authorized to execute and deliver a power of attorney appointing Joseph R. Ficalora, John J. McCabe and Mark Trautman, and each of them severally, his true and lawful attorney in fact to execute in his name, place and stead (whether on behalf of the Fund or in his capacity as an officer or director of the Fund) such Post-Effective Amendment to the Registration Statement, and to file the same with the Securities and Exchange Commission, each of said attorneys (acting with or without the others) to have full power and authority to do and perform in the name and on behalf of each of said officers and directors (whether on behalf of the Fund or as an officer or director thereof or by attesting the seal of the Fund or otherwise) each and every act whatsoever which such attorney or agent may deem necessary, appropriate or desirable to be done in connection with such Post-Effective Amendment to the Registration Statement as fully as any such officer or trustee might or could do in person.